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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: OCTOBER 9, 1998

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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Delaware                0-26802                     58-2360335
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(STATE OR OTHER       (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                    IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.           OTHER EVENTS.

         On September 8, 1998, CheckFree Holdings Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the Company's Board of Directors had authorized the Company to repurchase up to 1,500,000 shares of its outstanding common stock through September 8, 1999. The press release dated September 8, 1998 was filed as an Exhibit 99 to a Form 8-K filed on September 14, 1998.

         On October 9, 1998, the Company issued a press release announcing that the Company's Board of Directors has expanded its authorization so as to permit the Company to repurchase up to 6,000,000 shares of its outstanding common stock through September 8, 1999. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.           EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                 Description

                  99 Press Release, dated October 9, 1998, entitled "CheckFree Board Expands Stock Repurchase Authorization."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHECKFREE HOLDINGS CORPORATION


Date:  October 9, 1998                         By: /s/ Curtis A. Loveland
                                                  ------------------------------
                                                   Curtis A. Loveland, Secretary


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                                  EXHIBIT INDEX


   Exhibit No.    Description

      99 Press Release, dated October 9, 1998, entitled "CheckFree Board Expands Stock Repurchase Authorization."


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